EXHIBIT 99.1
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                                                            [NEXEN LOGO OMITTED]
                                                       NEXEN INC. 801-7th Ave SW
                                                      Calgary, AB Canada T2P 3P7
                                                   T 403 699.4000 F 403 699.5776
                                                                www.nexeninc.com




M E D I A   R E L E A S E

                                                           For immediate release


         NEXEN ANNOUNCES PRELIMINARY RESOURCE ESTIMATE FOR USAN FIELD ON
                               BLOCK 222, NIGERIA


CALGARY, ALBERTA, JULY 7 ,2003 - Nexen Inc. announces that the ongoing appraisal of the Usan and Ukot discoveries, located in approximately 3,250 feet of water on Block OPL 222 in the Gulf of Guinea offshore Nigeria, indicate significant hydrocarbon accumulations. Priority has been focussed on the Usan field which was discovered in 2002. In addition to the discovery well, two appraisal wells have confirmed the presence of light, sweet crude oil in multiple pay zones over a wide aerial extent. A third appraisal well is currently drilling. Based upon drilling and test results completed to date, Nexen estimates the recoverable hydrocarbon resource in this field to be at least 300 million barrels.

A second field, called Ukot, was discovered in 1998. This discovery has been confirmed by one appraisal well, located 3.5 kilometers south of the discovery well.

"Our analysis indicates a significant hydrocarbon resource which is material to Nexen," commented Charlie Fischer, Nexen's President and CEO. "We are evaluating a number of development scenarios while continuing to appraise Ukot, and have plans to test other prospects on the block with significant upside which has not been included in the current resource estimate."

Nexen has a 20% interest in Block OPL 222, in partnership with Elf Petroleum Nigeria Limited (20%), ExxonMobil (30% ) and ChevronTexaco (30%). The operator on Block OPL 222, Elf Petroleum Nigeria Limited, on behalf of the joint venture partners, has applied to the Nigerian National Petroleum Corporation for granting of an Oil Mining Lease.

Nexen Inc. is an independent, Canadian-based global energy and chemicals company, listed on the Toronto and New York stock exchanges under the symbol NXY. We are uniquely positioned for growth in the deep-water Gulf of Mexico, the Athabasca oil sands of Alberta, Yemen and the West Coast of Africa. We add value for shareholders through successful full-cycle oil and gas exploration and development, a growing industrial bleaching chemicals business, and leadership in ethics, integrity and environmental protection.

For further information contact:

Tim Jeffery, CFA                                     Grant Dreger, CA
Director, Investor Relations                         Manager, Investor Relations
(403) 699-5322                                       (403) 699-5273
801 - 7th Ave SW
Calgary, Alberta, Canada T2P 3Z7

WWW.NEXENINC.COM


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FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS IN THIS REPORT CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. SUCH STATEMENTS ARE GENERALLY IDENTIFIABLE BY THE TERMINOLOGY USED SUCH AS "PLAN", "EXPECT", "ESTIMATE", "BUDGET", "OUTLOOK" OR OTHER SIMILAR WORDS.

THE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS: MARKET PRICES FOR OIL AND GAS AND CHEMICALS PRODUCTS; THE ABILITY TO EXPLORE, DEVELOP, PRODUCE AND TRANSPORT CRUDE OIL AND NATURAL GAS TO MARKETS; THE RESULTS OF EXPLORATION AND DEVELOPMENT DRILLING AND RELATED ACTIVITIES; ECONOMIC CONDITIONS IN THE COUNTRIES AND REGIONS WHERE NEXEN CARRIES ON BUSINESS; ACTIONS BY GOVERNMENTAL AUTHORITIES INCLUDING INCREASES IN TAXES, CHANGES IN ENVIRONMENTAL AND OTHER LAWS AND REGULATIONS; RENEGOTIATIONS OF CONTRACTS; AND POLITICAL UNCERTAINTY, INCLUDING ACTIONS BY INSURGENT OR OTHER ARMED GROUPS OR OTHER CONFLICT. THE IMPACT OF ANY ONE FACTOR ON A PARTICULAR FORWARD-LOOKING STATEMENT IS NOT DETERMINABLE WITH CERTAINTY AS SUCH FACTORS ARE INTERDEPENDENT UPON OTHER FACTORS, AND MANAGEMENT'S COURSE OF ACTION WOULD DEPEND ON ITS ASSESSMENT OF THE FUTURE CONSIDERING ALL INFORMATION THEN AVAILABLE. ANY STATEMENTS AS TO POSSIBLE COMMERCIALITY, DEVELOPMENT PLANS, CAPACITY EXPANSIONS, DRILLING OF NEW WELLS, ULTIMATE RECOVERABILITY OF RESERVES, FUTURE PRODUCTION RATES, CASH FLOWS AND CHANGES IN ANY OF THE FOREGOING ARE FORWARD-LOOKING STATEMENTS.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS CONVEYED BY THE FORWARD-LOOKING STATEMENTS ARE REASONABLE BASED ON INFORMATION AVAILABLE TO US ON THE DATE SUCH FORWARD-LOOKING STATEMENTS WERE MADE, NO ASSURANCES CAN BE GIVEN AS TO FUTURE RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS. READERS SHOULD ALSO REFER TO OUR ANNUAL REPORT ON FORM 10-K FOR A DISCUSSION OF THE FACTORS.